Note 9 - Inventories - Schedule of Inventories (Details) - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Statement Line Items [Line Items]
Stockpiles of ore	[1]	$ 30,137	$ 239,219
Gold in-circuit		8,108	14,682
Ore on leach pads		17,314	4,768
Gold doré		25	24,953
Copper and gold concentrate		13,702	32,201
Molybdenum inventory		86,090	57,238
Total product inventories		155,376	373,061
Supplies (net of provision)	[2]	65,844	207,526
Total inventories		$ 221,220	$ 580,587

[1]	Includes ore in stockpiles not scheduled for processing within the next 12 months, but available on-demand of $23.5 million (December 31, 2020 - $119.2 million, including $85.0 million related to the Kumtor Mine).
[2]	Net of a provision for supplies inventory obsolescence of $8.4 million (December 31, 2020 - $29.2 million, including $21.2 million related to the Kumtor Mine). The non-current portion of supplies is included in other assets (note 12).